===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          GOLDEN STAR RESOURCES LTD.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         OF GOLDEN STAR RESOURCES LTD.
                                Denver, Colorado


NOTICE IS HEREBY GIVEN that the Annual General and Special Meeting of Shareholders of Golden Star Resources Ltd. (the "Company") will be held at 11:00 am (Toronto time) on Thursday, May 18, 2000, in the Johnston Room of the Toronto Hilton Hotel, in Toronto, Ontario, Canada for the following purposes:


1. to receive the report of the directors to the shareholders and the audited comparative financial statements of the Company, together with the auditor's report thereon, for the fiscal year ended December 31, 1999;

2.  to elect directors until the next annual general meeting;

3. to appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditor to hold office until the next annual general meeting at a remuneration to be fixed by the directors;

4. to approve, ratify and confirm the Company's amended and restated Employees Stock Bonus Plan;

5. to transact such other business as may properly come before the meeting or any adjournment of it.

The Board of Directors has fixed the close of business on April 10, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Accompanying this Notice of Meeting are (i) a proxy statement and management information circular, (ii) a form of proxy, and (iii) a reply card for use by shareholders who wish to receive the Company's interim financial statements. The Company's 1999 Annual Report containing the audited financial statements for the fiscal year ended December 31, 1999 also accompanies this Notice of Meeting.

If you are a registered shareholder of the Company and do not expect to attend the meeting in person, please promptly complete and sign the enclosed proxy form and return it in the self-addressed envelope for receipt by 5:00 p.m. (Toronto time) on Tuesday, May 16, 2000. If you receive more than one proxy form because you own shares registered in different names or addresses, each proxy form should be completed and returned.

If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and sign the materials in accordance with the instructions provided to you by such broker or other intermediary.


Dated at Denver, Colorado, this 10/th/ day of April 2000.


                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ Louis O. Peloquin
                         Vice President, General Counsel and Secretary

                          GOLDEN STAR RESOURCES LTD.
                        1660 Lincoln Street, Suite 3000
                          Denver, Colorado, USA 80264


              PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR


This Management Information Circular is furnished to the shareholders of Golden Star Resources Ltd. (the "Company") in connection with the solicitation by management of proxies to be voted at the annual meeting (the "Meeting") of the shareholders of the Company to be held at the Toronto Hilton Hotel, in Toronto, Canada, at 11:00 am (Toronto time), on Thursday, May 18, 2000, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

All dollar ($) amounts referred to herein are to United States dollars unless otherwise indicated.

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of management of the Company. The persons named in the enclosed proxy form are directors or officers of the Company. A shareholder desiring to appoint some other person (who need not be a shareholder) to represent him at the Meeting may do so either by inserting such other person's name in the blank space provided in the proxy form or by completing another form of proxy. To be used at the Meeting, the completed proxy form must be received by 5:00 p.m. (Toronto time) on Tuesday, May 16, 2000, at the address set forth in the accompanying return envelope (Attention:
Proxy Department, CIBC Mellon Trust Company, PO Box 12005 STN BRM B, Toronto, Ontario M7Y 2K5). Solicitation will be primarily by mail, but some proxies may be solicited personally or by telephone by regular employees or directors of the Company at a nominal cost. The cost of solicitation by management of the Company will be borne by the Company. This Management Information Circular and the accompanying proxy are expected to be sent to the shareholders on or about April 14, 2000.

Revocability of Proxies

A shareholder who has given a proxy may revoke it either by (a) signing a proxy bearing a later date and depositing the same at the registered office of the Company at 19/th/ floor, 885 West Georgia Street, Vancouver, British Columbia V6C 3H4 prior to the close of business on the day preceding the date on which the Meeting is to be held or any adjournment thereof, or with the chairman of the Meeting before any votes in respect of which the proxy is to be used shall have been taken; or (b) attending the Meeting in person and registering with the scrutineers as a shareholder personally present.

Voting of Proxies

A shareholder's instructions on his proxy form as to the exercise of voting rights will be followed in casting such shareholder's votes. In the absence of any instructions, the proxy agent named on the proxy form will cast the shareholder's votes in favor of the passage of the resolutions set forth herein and in the Notice of Meeting.

The enclosed proxy form confers discretionary authority upon the persons named therein with respect to (a) amendments or variations to matters identified in the Notice of Meeting and (b) other matters, which may properly come before the Meeting or any adjournment thereof. At the time of printing of this Management Information Circular, management of the Company knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting.

Votes Necessary to Pass Resolutions at the Meeting

Under the Company's Bylaws, the quorum for the transaction of business at the Meeting consists of two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for a shareholder so entitled. Pursuant to the Canada Business Corporations Act ("CBCA") and the Company's Bylaws, directors must be elected and resolutions referred to in the accompanying Notice of Meeting must be passed by a majority of the votes cast by the shareholders who voted in respect of the particular matter.

Voting Shares and Principal Holders Thereof

The Company has an authorized capital consisting of an unlimited number of common shares (the "Common Shares") and an unlimited number of first preferred shares (the "First Preferred Shares. As of April 1, 2000, 37,123,131 Common Shares and no First Preferred Shares were issued and outstanding. The board of directors of the Company (the "Board") has fixed April 10, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Each Common Share outstanding on the record date carries the right to one vote. The Company has caused to be prepared a list of the holders of its Common Shares on such record date. Each shareholder named in the list will be entitled to one vote at the Meeting for each Common Share shown opposite such shareholder's name except to the extent that (a) such shareholder has transferred the ownership of such Common Share after the date on which the list was prepared and (b) the transferee of such Common Share produces a properly endorsed share certificate or otherwise establishes that the transferee owns such Common Share and demands not later than 10 days before the Meeting that the transferee's name be included in the list in which case the transferee will be entitled to vote such Common Share at the Meeting. A complete list of the shareholders entitled to vote at the Meeting will be open to examination by any shareholder for any purpose germane to the Meeting, during ordinary business hours for a period of 10 days prior to the Meeting, at the office of CIBC Mellon Trust Company at Mall Level, 1177 West Hastings Street, Vancouver, British Columbia V6E 2K3.

As of April 1, 2000, based upon information available to the Company, no person or entity beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than 5% of the voting rights attached to the Company's issued and outstanding Common Shares, except as noted in the table under "Security Ownership of Certain Beneficial Owners and Management".


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the number of Common Shares beneficially owned, as of April 1, 2000, by each person known to the Company or its directors or senior officers to be the beneficial owner of more than 5% of its outstanding Common Shares, by each director and director nominees of the Company, by each executive officer named in the table titled "Summary Compensation Table" and by all directors and director nominee and executive officers of the Company as a group. It also shows the number of shares that those beneficial owner, directors, nominees and executives have a right to acquire on or before June 1, 2000. Unless otherwise noted, each shareholder has sole investment and voting power over the Common Shares owned.

==================================================================================================================================
                                            Number of                                     Total
                                             Common                                    Beneficially
                                             Shares                                     Owned and
Name of Beneficial Owner and              Beneficially        Right to Acquire       Right to Acquire          Percent of Common
Address if required                          Owned             Common Shares          Common Shares                Shares
----------------------------------------------------------------------------------------------------------------------------------
Snyder Capital Management Inc.              4,934,786               797,500             7,518,000 (1)                20.4%
350 California Street, Suite 1460                                 1,785,714
San Francisco, CA 94104
----------------------------------------------------------------------------------------------------------------------------------
David M. Knott                                      0               480,000             3,908,571 (1)                 9.6%
485 Underhill Boulevard                                           3,428,571
Suite 205
Syosset, New York 11791
----------------------------------------------------------------------------------------------------------------------------------
David Fagin                                   579,987               379,400               959,387                     2.6%
----------------------------------------------------------------------------------------------------------------------------------
James Askew                                   205,000               250,000               455,000                     *
----------------------------------------------------------------------------------------------------------------------------------
Gordon Bell                                    13,904               256,000               269,904                     *
----------------------------------------------------------------------------------------------------------------------------------
Peter Bradford                                      0               200,000               200,000                     *
----------------------------------------------------------------------------------------------------------------------------------
Carlos Bertoni                                 39,156               140,000               179,156                     *
----------------------------------------------------------------------------------------------------------------------------------
Louis Peloquin                                      0               171,000               171,000                     *
----------------------------------------------------------------------------------------------------------------------------------
Richard Winters                                16,854               123,024               139,878                     *
----------------------------------------------------------------------------------------------------------------------------------
Hilbert Shields                                11,056               120,000               131,056                     *
----------------------------------------------------------------------------------------------------------------------------------
Pierre Gousseland                               3,040               114,000               117,040
----------------------------------------------------------------------------------------------------------------------------------
Robert Stone                                    5,000                69,500                74,500                     *
----------------------------------------------------------------------------------------------------------------------------------
Ernest Mercier                                  3,300                62,000                65,300                     *
----------------------------------------------------------------------------------------------------------------------------------
John Sabine                                         0                40,000                40,000                     *
----------------------------------------------------------------------------------------------------------------------------------
Ian MacGregor                                       0                40,000                40,000                     *

Directors and Executive Officers
as a group (2)                                882,297             2,089,924             2,972,221                     8.0%
==================================================================================================================================

*    Indicates less than one percent.
(1) This information was taken from the most current Schedule 13-G provided to the Company by this beneficial owner.
(2) Includes the executive officers listed above and two other executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on the review of the section 16 (a) reports filed by the directors and executives officers, and upon representations from those persons, all reports required to be filed by our reporting persons during 1999 were filed on time except for Mr. Louis Peloquin who inadvertently filed one report late with respect to one transaction (the sale of a small amount of common shares of the Company), and Mr. James Askew who inadvertently filed one report late with respect to one transaction (the purchase of common shares of the Company).

                             ELECTION OF DIRECTORS

The term of office of the current directors of the Company will expire at the Meeting or when their successor are duly elected or appointed. The Articles of the Company provides that the number of directors shall consist of a minimum of three and a maximum of 15 directors. Under the CBCA, a majority of the directors must be Canadian residents. The Board is currently composed of six directors, five of whom were elected at the June 1999 shareholder meeting. The sixth director, Mr. Ian MacGregor, was appointed by the Board on April 3, 2000 in accordance with the Articles of the Company that permit the directors, between meetings of shareholders, to appoint a limited amount of additional directors for a term expiring no later than the close of the first annual meeting following such appointment.

It is proposed to nominate the five persons listed below for election as directors of the Company to hold office until the next annual meeting of the shareholders or until his successor is elected or appointed pursuant to relevant provisions of the Bylaws of the Company or the Company's governing statute. All such proposed nominees are currently directors of the Company.

It is the intention of the persons named as proxyholders in the enclosed proxy form to vote for the election to the Board of those persons hereinafter designated as nominees for election as directors. The Board does not contemplate that any of such nominees will be unable to serve as a director; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favor of management designees will be voted for another nominee in the discretion of the proxy agent unless the shareholder has specified in the proxy form that the shareholder's Common Shares are to be withheld from voting in the election of directors.

The following table sets forth the name of each of the persons proposed to be nominated for election as a director; all positions and offices in the Company presently held by him; his present principal occupation or employment; the date of his first appointment as a director; his municipality of residence and his age. See "Security Ownership of Certain Beneficial Owners and Management" for the number of Common Shares of the Company that each nominee has advised are beneficially owned by him, directly or indirectly, or over which control or direction is exercised.

Name, Municipality of    Present and Principal Occupation for the Past Five         Date of First                Age
Residence and Position   Year                                                       Appointment as
with Company                                                                           Director
------------------------------------------------------------------------------------------------------------------------------
JAMES E. ASKEW           Mr. Askew has been Managing Director and Chief             June 15, 1999                51
Denver, Colorado         Executive Officer of Black Range Minerals NL since
Director /(3)/           November 1999.  He also serves as a director of
                         Ausdrill Limited, Semafo Ltd. and Nord Resources Corp.
                         Prior thereto, Mr. Askew was President and Chief
                         Executive Officer of the Company from March 1999 to
                         October 1999 and President and Chief Executive Officer
                         of Rayrock Resources Inc. from September 1998 to March
                         1999.  Mr. Askew has also been President and Chairman
                         of International Mining and Finance Company since 1997.
                         From 1986 to 1996, Mr. Askew was President and Chief
                         Executive Officer of Golden Shamrock Mines Ltd.

Name, Municipality of     Present and Principal Occupation for the Past Five         Date of First                Age
Residence and Position    Year                                                       Appointment as
with Company                                                                           Director
------------------------------------------------------------------------------------------------------------------------------
 DAVID K. FAGIN           Mr. Fagin currently serves as a director on the boards     May 15, 1992 /(5)/           62
 Englewood, Colorado      of Western Exploration and Development Ltd. and Dayton
 Director /(1,3)/         Mining Company, and of various public mutual funds of
                          T. Rowe Price Associates, Inc.  Mr. Fagin was Chairman
                          and Chief Executive Officer of Western Exploration from
                          July 1997 to January 2000.  Prior thereto, Mr. Fagin
                          was Chairman and Chief Executive Officer of the Company
                          from May 1992 until May 1996 and then Chairman of the
                          Board of the Company from May 1996 until December 31,
                          1997.

IAN A. MacGREGOR          Mr. MacGregor has been counsel with Fasken Martineau       April 3, 2000                65
Toronto, Ontario          DuMoulin LLP (Barristers and Solicitors) since February
Director                  2000.  Prior thereto, Mr. MacGregor was a partner of
                          Fasken Martineau DuMoulin LLP and a predecessor firm.

ERNEST C. MERCIER         Mr. Mercier is a Businessman and Professional Director.    January 30, 1995             67
Toronto, Ontario          He currently serves as Chairman of the Board of Oxford
Director /(1, 2)/         Properties Group Inc. and as a director of Cascade
                          Corporation and Camvec Ltd.  Mr. Mercier retired as
                          Executive Vice President, Corporate & Investment
                          Banking and as Co-Chairman, Toronto-Dominion Securities
                          Inc. in 1993.

ROBERT R. STONE           Mr. Stone has been non-executive Chairman of the           September 30, 1997           57
Vancouver, British        Company since June 1999.  He also serves as a director
Columbia                  of Boliden Limited, Manhattan Minerals Corp.
Director /(1, 2, 4)/      (Chairman), United Bolero Development Corp., TVI
                          Pacific Inc. and Mainsborne Communications
                          International Inc. (Chairman).  Prior thereto, Mr.
                          Stone was employed from 1973 until 1997 by Cominco
                          Ltd., most recently as Vice-President, Finance, Chief
                          Financial Officer and Director. Mr. Stone retired from
                          Cominco Ltd. in 1997.

(1)   Member of the Audit Committee.
(2)   Member of the Compensation and Corporate Governance Committee.
(3)   Member of the Environmental Committee.
(4)   Chairman of the Board
(5) May 15, 1992 represents the date of the Company's formation upon the amalgamation of Golden Star Resources Ltd. ("Golden Star") and South American Goldfields Inc. Mr. Fagin was, prior to the amalgamation, director of Golden Star serving since February 3, 1992.

There are no family relationships among any of the director nominees or directors or executive officers of the Company.

See "Statement of Corporate Governance Practices" for information on Board committees and directors' meeting attendance.

Compensation of Directors

During the year ended December 31, 1999, the Company paid a total of $83,440 to its non-employee directors in respect of Board and committee participation.

For the period from January 1 to June 15, 1999, Mr. Pierre Gousseland received a monthly payment of $3,000 as non-executive Chairman and Mr. Richard A. Stark received $2,000 a month as Chairman of the Audit and Governance Committee. All other non-employee directors from January 1 to June 15, 1999 received $1,000 a month.

On June 15, 1999, the Company adopted a new compensation schedule for its non-employee directors.

Annual fees

The Company pays an annual fee of:


     .    $24,000 to its non-executive Chairman;
     .    $12,000 to the Chairman of the Audit Committee;
     . $8,000 to the Chairman of the Compensation and Corporate Governance Committee;
     .    $8,000 to the Chairman of the Environment Committee; and
     .    $6,000 to the other directors.

Attendance fees

The Company pays the following fees for attending a meeting in person or by telephone:

     .    $1,500 to its non-executive Chairman for attending a Board meeting;
     .    $750 to its non-executive directors for attending a Board meeting;
     .    $500 to its non-executive directors for attending a committee meeting.

The non-executive directors are also reimbursed for transportation and other out-of-pocket expenses reasonably incurred for attendance at Board and committee meetings and in connection with the performance of their duties as directors.

Stock Options

The Company's 1997 Stock Option Plan (the "Plan") provides for an automatic grant of an option to purchase 40,000 Common Shares to each person who becomes non-employee director, as of the date such person first becomes non-employee director, provided that, within the previous year, such person was not granted any other stock options by the Company.

Until June 1999, a non-employee director was entitled to receive an automatic stock option to purchase 10,000 Common Shares on each anniversary of his appointment to the Board. On June 15, 1999, the Board approved an amendment to the Plan that modified the timing of the annual grants to the non-employee directors. The amendment provides that a non-employee director will automatically be granted an additional stock option to purchase 10,000 Common Shares as of the date such non-employee director will be re-elected at an annual general meeting of the Company, provided that in respect of the first additional option to be granted at least 8 months shall have elapsed since the initial automatic option grant of 40,000 common shares. The Board may, at its discretion, grant additional options to non-employee directors from time to time. All options granted to the non-employee directors vested immediately and have a ten-year term.

In January 1999, the Board approved amendments to stock options granted by the Company to certain directors and former directors. The amendments provided for
(i) a reduction of the exercise price of each repriced option from its original price to Cdn.$1.80 (the closing price of the Common Shares on the Toronto Stock Exchange on January 14, 1999) and (ii) a 20% reduction of the number of shares that can be purchased under each repriced option. The other terms of the repriced options were not modified. The amendments were approved by the shareholders of the Company at their June 15, 1999 Annual General and Special Meeting. The original exercise prices of the repriced options ranged between Cdn.$2.76 and Cdn.$24.40.

During the financial year ended December 31, 1999, the Company granted to its non-employee directors options to purchase a total of 139,000 Common Shares at exercise prices ranging from Cdn.$1.05 and Cdn.$1.55.

Because the non-employee directors of the Company are not employed by Guyanor, they are not eligible to participate in Guyanor's Stock Option Plan. Therefore, once a year, the Company grants as additional compensation to its non-employee directors options to purchase Class B shares of Guyanor from the Class B shares that the Company owns. The term of each option is ten years and the options granted so far vested immediately. During the fiscal year ended December 31, 1999, the Company granted to its non-employee directors options to purchase a total of 30,000 Guyanor Class B shares.

Stock Option Grants

The following table sets forth information with respect to options granted during the financial year ended December 31, 1999 to the Company's non-employee directors as a group under the Plan as well as options granted by the Company to purchase Guyanor Class B shares.

                     OPTION GRANTS DURING LAST FISCAL YEAR
                      (all $ amounts in Canadian dollars)

=================================================================================================================
          Group                                                      Market Value of
 ___________________         Securities Under     Exercise or     Securities Underlying
Non-executive directors      Options Granted      Base Price      Options on the Date of
 as a group                        (#)           ($/Security)       Grant ($/Security)         Expiration Date
 ----------------------------------------------------------------------------------------------------------------
 Company      Company               10,000              1.55                      1.55                 1/1/09
 Whose                              56,500              1.10                      1.10                6/15/09
 Shares                             10,000              1.17                      1.17                1/30/09
 are                                20,000              1.08                      1.08                5/15/09
 Subject of                         10,000              1.08                      1.08                6/11/09
 Options                            32,500              1.08                      1.08                6/14/09
 Granted
            -----------------------------------------------------------------------------------------------------
              Guyanor               25,000              0.45                      0.45                6/15/09
 ================================================================================================================

Stock Option Exercises

The following table sets forth information with respect to the exercise, during the financial year ended December 31, 1999, by the non-employee directors as a group of options granted under the Plan, or options granted by the Company to acquire Guyanor Class B shares, as of December 31, 1999 as well as the value of their outstanding options as of December 31, 1999.

              AGGREGATED OPTION EXERCISES DURING LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES
                      (all $ amounts in Canadian dollars)

 =================================================================================================================================
                                                                            Unexercised Options at Fiscal    Value of Unexercised
          Group                                                                       Year-End               in-the-money Options at
    __________________       Securities Acquired     Aggregate Value                     (#)                  Fiscal Year-End ($)
 Non-executive directors         on Exercise            Realized                    Exercisable/                 Exercisable/
 as a group                          (#)                   ($)                      Unexercisable             Unexercisable (2)
----------------------------------------------------------------------------------------------------------------------------------
Company Whose      Company                17,500         18,900        Exercisable 800,900/0 /(1, 2)/           16,590/0
Shares are      ------------------------------------------------------------------------------------------------------------------
Subject of
Options Granted    Guyanor                     0          N/A          Exercisable 525,258/0 /(2) /                0/0
=================================================================================================================================

(1) Upon the exercise of stock options granted prior to March 14, 1995, the holder will receive one-fifth of one Class B share of Guyanor and one Common Share.
(2) Include options granted to Messrs. David Fagin and James Askew when they were employees of the Company.
(3) For all unexercised options held as of December 31, 1999, the aggregate dollar value of the excess of the market value of the shares underlying those options over the exercise price of those unexercised options. On December 31, 1999, the closing price on the Toronto Stock Exchange ("TSE") of each of the Common Shares and the Guyanor Class B shares was Cdn.$1.36 and Cdn.$0.46, respectively.

                  STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The by-laws of the Toronto Stock Exchange require each listed company incorporated in Canada to disclose on an annual basis its approach to corporate governance with reference to the TSE guidelines. The Company's Board and senior management consider good corporate governance to be central to the effective and efficient operation of the Company, and the well-being of the Company and its shareholders. The Board has approved the corporate governance statement described below.

Mandate of Board

The Board is required to supervise the management of the business and affairs of the Company. It establishes overall policies and standards for the Company. The Board expects management to conduct the business of the Company in accordance with the Company's ongoing strategic plan as adopted by the Board. The Board regularly reviews management's progress in meeting these expectations. The directors are kept informed of the Company's operations at meetings of the Board and its Committees and through reports and analyses and discussions with management. The Board normally meets once every two months in person or by telephone conference, with additional meetings being held as needed. In 1999, there were a total of 11 meetings, four were held in person and seven by telephone conference. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board, while serving on the Board and on the Committees of the Board on which they served.

The following is a summary of how the Board handles matters pertaining to strategic planning, risk management, communication and control systems:

(1) Each year the Board reviews planning assumptions and budgets for the year. Because the areas of exploration, the priorities and available funds change constantly, it is not realistic to formulate long range plans other than to select general geographic areas and the types of exploration to be pursued.

(2) The Board and the Compensation and Corporate Governance Committee seek to identify principal risks of the Company's business which are wide-ranging because of the nature of the Company's business, including risks associated with operating in developing countries, maintaining control of the Company's assets and funds, political risks, exchange controls, environmental risks, government regulation problems, title uncertainties, civil unrest, to name only a few.

3. The Board provides for shareholder communication through the Company's Investor Relations Department and through adopted policies.

Decisions requiring Board Approval

The Board considers that certain decisions are sufficiently important that management should seek prior approval of the Board. The Board has adopted Policies on Corporate Control with respect to annual budgets, financial and budget reporting, activities reporting, acquisitions and dispositions of assets, joint ventures, spending authorities, contracts and investment banking services. Therefore, in addition to those matters that must by law be approved by the Board, the Board approves, among other things, the terms of acquisitions and dispositions of the mineral properties of the Company and its subsidiaries as well as joint venture agreements on such properties. Operating and capital budgets also require the Board's approval. The Board receives monthly reports on business developments and full Board meetings are held approximately every two months to review and approve the corporate activities. Finally, because of its relatively small size, the Board is very flexible and management has been able to liaise regularly with the Board to seek approval for activities which management felt advisable including any activities outside the normal course of business of the Company.

Composition of the Board and Independence from Management

The Board is currently composed of six directors, five of whom are being nominated for election as directors at the Meeting. The Board appointed Mr. MacGregor on April 3, 2000. As a result of the policies of Mr. Sabine's employer, he is not permitted to continue as a director of any public companies.

From March 8, 1999 to October 31, 1999, Mr. James Askew acted as President and Chief Executive Officer of the Corporation. David Fagin was Chairman and Chief Executive Officer from May 15, 1992 to May 1, 1996, and non-executive Chairman until December 31, 1997. The other members of the Board are unrelated or outside members with no other affiliation with the Company.

The non-management members have a variety of experience and skills, including the areas of accounting, banking, investment banking, mining, metallurgy, and law. No formal program has been adopted to date to assess Board members individually or the effectiveness of the Board as a whole or of its Committees. The education of new members is managed informally through furnishing records and reports and through meeting with executives as desired.

The Board periodically reviews the adequacy and form of compensation of directors in relation to the responsibilities and risks involved in being an effective director. The form and amount of compensation to be paid to the non-employee directors was revised in 1999. See "Compensation of Directors" above. In addition to the cash compensation, the directors receive options under the Plan and have also received options on shares of Guyanor Ressources, the Company's publicly traded subsidiary. The Board believes the emphasis on compensation through options is particularly appropriate in a resource business where increasing shareholder value is perhaps the only relevant measure of progress.

Board Committees

Audit Committee

The integrity of the Company's internal controls and management information systems is monitored through the Audit Committee and through expenditure control policies established by the Board. The Audit Committee is currently composed of three non-employee directors, Messrs. David Fagin (Chairman), Ernest Mercier and Robert Stone. The Audit Committee meets with the financial officers of the Company and the independent auditors to review and inquire into matters affecting financial reporting, the systems of internal accounting and financial controls and procedures and the audit procedures and audit plan. The Audit Committee also recommends to the Board the auditors to be appointed and approves their compensation. In addition, the Audit Committee recommends to the Board for approval the annual financial statements, the annual report and certain other documents required by regulatory authorities. In connection with risk assessment, the Audit Committee reviews among other things the nature and adequacy of insurance coverage. The Audit Committee met once in person and once by telephone conference during 1999.

Compensation and Corporate Governance Committee

The Compensation Committee of the Board abolished on December 7, 1998 was reinstated in June 1999 as the Compensation and Corporate Governance Committee (the "Compensation Committee"). The Compensation Committee is composed of three non-employee directors, Messrs. Ernest Mercier (Chairman), John Sabine and Robert Stone. The Compensation Committee, subject to Board approval, supervised the selection, evaluation and determination of compensation of top executives, set corporate-wide policy with respect to compensation and benefits, and administered the Company's 1997 Stock Option Plan and the Employee's Stock Bonus Plan. The Compensation Committee also established descriptions, definitions and limits to management's authorities and approval of objectives and goals for top management in general terms. The Compensation Committee met once in person in 1999. Between December 7, 1998 and June 15, 1999, the Board, which was composed only of non-employee directors, was responsible for the matters mentioned above. The Board met twice in 1999 to discuss compensation matters. In addition, several compensation matters were approved by way of consent resolutions.

The responsibilities for corporate governance matters were transferred from the Audit Committee to the Compensation Committee in June 1999. The Compensation Committee has the general responsibility to authorize and monitor corporate conduct, compliance and disclosure policies. The Compensation Committee is also responsible for recommending nominees to the Board for eventual proposal as candidates for election as directors at the annual meeting of shareholders. The Compensation Committee also advises the Board on matters concerning the size and composition of the Board, the responsibilities of the Board Committees and the selection of the Chairman.

Applications and communications relating to candidates for director may be sent to the Secretary of the Company at the head office in Denver.

Environmental Committee

The Environmental Committee has the responsibility to periodically review the environmental and safety policies adopted by the Company and its affiliates and, if appropriate, to make recommendations to the Board with respect thereto. The members of the Committee have the right to be provided with information under the control of the Company and its affiliates and to discuss such information with the officers and employees of the Company and its affiliates.

The Environmental Committee was formed in June 1999 and is composed of three directors, Messrs. James Askew (Chairman), David Fagin and John Sabine. The Environmental Committee did not meet in 1999.

Shareholder Communications

The Company believes that it is important to maintain good shareholder relations. The President and Chief Executive Officer is responsible for shareholder communications and investor relations. The Company attempts to deal with the few concerns or complaints expressed to it by shareholders in an effective and timely manner.

                               EXECUTIVE OFFICERS

The executive officers of the Company, their ages and their business experience and principal occupation during the past five years are:

           Name          Age                    Office and Experience                                Officer
           ----          ---                    ---------------------                                -------
                                                                                                      Since
                                                                                                      -----
CARLOS H. BERTONI        48      President of Guyanor Resources S.A. since December 1998; Vice         1993
                                 President, Exploration of the Company since 1993.

PETER J. BRADFORD        41      President and Chief Executive Officer of the Company since            1999
                                 November 1999.   Mr. Bradford has also been a director of Anvil
                                 Mining N.L. since 1998; prior thereto, Managing Director of Anvil
                                 Mining from May 1998 to October 1999; Managing Director of
                                 Strategic Planning & New Business of Ashanti Goldfields Company
                                 Ltd. from October 1996 to April 1998; General Manager West Africa of Golden Shamrock Mines Ltd. from 1991 to 1996.

RICHARD Q. GRAY          41      Vice President, Ghana of the Company since January 2000 and           2000
                                 Managing Director of Bogoso Gold Limited since November 1999; from
                                 March 1998 to October 1999, General Manager of Bogoso Gold Mine;
                                 from April 1996 to February 1998, Operations Director of Gencor
                                 International Gold; prior thereto, held various positions from
                                 1983 to 1996 for Gencor Ltd. including Manager of Mining at Oryx
                                 Gold Mine.

ALLAN J. MARTER          52      Vice President and Chief Financial Officer of the Company since       1999
                                 November 1999; from 1996 to 1999, principal of Waiata Resources,
                                 Littleton (mining financial advisory services); from 1992 to 1996,
                                 Director of Endeavour Financial Inc., Denver (mining financial advisory services.)

LOUIS O. PELOQUIN        42      Vice President, General Counsel and Secretary of the Company since    1993
                                 June 1993.  In addition, Mr. Peloquin was appointed Vice President
                                 Corporate Development in March of 2000.

     Compensation of Executive Officers

     The following table sets forth in summary form the compensation received during each of the Company's last three fiscal years by the Chief Executive Officer of the Company and by the five most highly compensated officers during the fiscal year ended December 31, 1999 (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------------
                                       Annual Compensation                   Long-Term Compensation (1)
                              ------------------------------------------------------------------------------------------------------
                                                                                    Awards
                                                                     ===============================================================
                                                                         Number of
                                                                         Securities        Number of
                                                                         Underlying        Securities
                                                         Other            Options          Underlying
                                                        Annual            Granted           Options
                               Salary        Bonus      Compen-            By the          Granted by            All Other
Name and                        (US$)        (US$)      sation            Company            Guyanor           Compensation
Principal Position      Year     (2)          (3)        (US$)            (#) (6)             (#)                  (US$)
------------------------------------------------------------------------------------------------------------------------------------
Peter Bradford          1999   119,167 (10)      0             (4)       600,000                    0                 0
President and Chief                                            (4)
Executive Officer (7)                                          (4)
------------------------------------------------------------------------------------------------------------------------------------
James  Askew            1999   132,052           0             (4)       250,000 (11)           5,000             1,580 (14)
President and Chief                                            (4)
Executive Officer (7)                                          (4)
------------------------------------------------------------------------------------------------------------------------------------
Pierre Gousseland       1999    24,229           0            N/A         74,000 (12)          10,000 (13)            0
Chairman and Chief      1998    33,600           0            N/A         50,000               10,000 (13)            0
Executive Officer (8)
------------------------------------------------------------------------------------------------------------------------------------
Louis Peloquin          1999   151,669      25,000             (4)       144,000 (12)          10,000             5,704 (15)
Vice-President,         1998   160,000           0             (4)             0                    0             6,421
General Counsel and     1997   160,000      10,000             (4)        40,000               20,000             5,424
Secretary
------------------------------------------------------------------------------------------------------------------------------------
Hilbert Shields         1999   146,667           0             (4)       120,000 (12)          10,000             4,718 (16)
Vice President,         1998   190,000           0             (4)             0                    0             5,040
Guyana                  1997   190,000           0             (4)        35,000               18,000                 0
------------------------------------------------------------------------------------------------------------------------------------
Carlos Bertoni          1999   125,000           0             (4)       140,000 (12)          10,000             4,625 (17)
Vice President,         1998   190,000           0             (4)             0                    0             5,220
Exploration             1997   190,000           0             (4)        35,000               18,000                 0
------------------------------------------------------------------------------------------------------------------------------------
Richard Winters Vice    1999   119,816           0        1089 (5)       153,024 (12)          10,000            63,928 (18)
President,              1998   120,000      40,000        4184 (5)             0                    0             3,002
Corporate               1997   121,613      10,000        4184 (5)        40,000               20,000               886
Development (9)
------------------------------------------------------------------------------------------------------------------------------------
Gordon Bell             1999   111,083           0             (4)       256,000 (12)          10,000            95,447 (19)
Vice-President and      1998   186,500           0             (4)             0                    0             6,202
Chief Financial         1997   186,500      10,000             (4)        40,000               20,000             4,016
Officer (9)
------------------------------------------------------------------------------------------------------------------------------------

     (1) There were no long-term incentive plan pay-outs during the periods indicated.
     (2)  The dollar value of base salary (cash and non-cash) earned.
     (3)  The dollar value of bonuses (cash and non-cash) earned.
     (4) Other annual compensation, including perquisites and other personal benefits, securities or property, did not exceed 10% of the total of the annual salary and bonus, if applicable.
     (5) Pertains to deemed taxable benefit of interest free loans from the Company. See "Indebtedness of Directors and Officers."

     (6) Upon exercise of the options granted prior to March 14, 1995, the holder will receive one-fifth of one Class B share of Guyanor for each one Common Share acquired.
     (7) Mr. Peter Bradford was appointed President and Chief Executive Officer as of November 1, 1999. Mr. James Askew was President and Chief Executive Officer from March 8, 1999 to October 31, 1999.
     (8) Mr. Pierre Gousseland, then Chairman of the Company, was appointed Acting Chief Executive Officer for an interim period starting October 1998 until the appointment of Mr. Askew on March 8, 1999. The compensation was paid to Mr. Gousseland as non-executive Chairman.
     (9) Mr. Bell and Mr. Winter resigned effective August 31, 1999 and January 31, 2000, respectively.
     (10) This amount includes the sums paid to Mr. Bradford for services rendered in connection with the acquisition of Bogoso Gold Limited between May 1999 and October 1999.
     (11) On March 8, 1999, the Company granted to Mr. Askew an option to purchase 1,000,000 common shares. As a result of Mr. Askew's resignation on October 31, 1999, the stock option was reduced to 250,000.
     (12) Includes repriced options.
     (13) As a result of Mr. Gousseland being a non-employee director, the Company (and not Guyanor) granted these options.
     (14) This amount represents premiums paid for life insurance for the benefit of this executive.
     (15) This amount includes $4,200 for contribution to this executive's 401(k) Plan and $1,504 for premiums paid for life insurance for the benefit of this executive.
     (16) This amount includes $3,750 for contribution to this executive's saving plan and $968 for premiums paid for life insurance for the benefit of this executive.
     (17) This amount includes $4,025 for contribution to this executive's saving plan and $600 for premiums paid for life insurance for the benefit of this executive.
     (18) This amount includes $60,000 of severance payments accrued in 1999 but paid in 2000, $2,810 for contribution to this executive's 401 (k) Plan and $1,118 for premiums paid for life insurance for the benefit of this executive.
     (19) This amount includes $93,333 of severance payments, $932 for contribution to this executive's 401 (k) Plan and $1,182 for premiums paid for life insurance for the benefit of this executive.


     Employment, Change of Control Agreements and Other Agreements

     All the Named Executive Officers currently employed by the Company (i.e. Mr. Bradford, Peloquin, Bertoni and Shields) have agreements with the Company in respect of their employment with the Company. The base salary amounts payable under these employment agreements are reviewed annually by the Compensation Committee.

     The employment agreement with Mr. Bradford is for an indefinite term and may be terminated by the Company without cause provided that the Company pays in cash to Mr. Bradford in a lump sum at the time of termination the following amounts:

          (i) if terminated prior to May 1, 2000: six months of salary and benefits; or
          (ii) if terminated after May 1, 2000: six months of salary and benefits plus one additional month of salary and benefits for each additional full month worked for the Company up to a maximum of 24 months of salary and benefits.

     If Mr. Bradford's employment is terminated as a result of a change in control of the Company, the Company shall pay in cash to Mr. Bradford in a lump sum at the time of termination a sum equal to 24 months of salary and benefits. A change in control includes: (i) the acquisition by any person of a sufficient number of the outstanding voting securities of the Company to materially affect the control of the Company; (ii) a majority of the board of Directors of the Company shall be individuals who are not nominated by the Board of Directors of the Company; (iii) the Company is merged or consolidated with any person (and the Company is not the surviving corporation); (iv) all or substantially all of the assets of the Company are acquired by another person; or (v) Mr. Bradford's office, station or duties are materially reduced or adversely changed as a result of the occurrence of one of the events mentioned above in this paragraph in
     (i), (ii), (iii) and (iv).

     In the case of Mr. Peloquin, his employment can be terminated by the Company or as a result of a change in control (as defined above) by paying in cash to Mr. Peloquin in a lump sum the amount of $75,000 (less applicable deduction) plus the amount necessary to maintain his benefits for a period of one year.

The Company can terminate the employment agreements with Messrs. Bertoni and Shields by giving them a 12-month notice in writing.

Report on Executive Compensation

The Compensation Committee of the Company was first established in 1992. In December 1998, given the fact that the Board was comprised exclusively of non-employee directors, the Board decided to abolish the Compensation Committee. The committee was reinstated in June 1999 and is comprised of three non-employee directors. Its members are Messrs. Ernest Mercier (Chairman), Robert Stone and John Sabine.

The responsibility of the Compensation Committee includes approving compensation arrangements for all executive officers of the Company and its controlled subsidiaries (subject to the approval of the board of directors of the subsidiaries, if required). Cash and benefits compensation is provided for in agreements that have been negotiated and entered into with the President and Chief Executive Officer and the Vice-Presidents of the Company. At the time such agreements were entered into, the Compensation Committee considered the compensation levels for such positions to be comparable to those of other public gold exploration companies. Subsequent adjustments have reflected, among other things, merit, cost of living and special living conditions and the Company's cost-reduction effort. Executive salaries are reviewed on a yearly basis and are set for individual executive officers based on the level of responsibility, scope and complexity of the executive's position and a subjective evaluation of each individual's role and performance in advancing the successful development of the Company, the officer's performance in general, the Company's performance and a comparison of salary ranges for executives of other similar companies in the mining industry.

During 1999, executive compensation consisted of base salary and stock options granted to certain new executives as an incentive to join the Company. One executive received a small bonus, in the form of the partial cancellation of a Company's loan, as a reward for his performance.

The Compensation Committee considers an essential element of its compensation arrangements for executive officers to consist of options to purchase Common Shares and stock bonuses in order to provide appropriate incentive for individual and group effort. In determining the amount of stock options and stock bonuses to be granted, the Board considers, among other things, the officer's position, salary, and performance both overall and against specific objectives, which relates to the officer's accomplishments and the Company's performance. In addition to the stock options granted to certain new executive officers as an incentive to join the Company in 1999, the Company granted a stock option to one other executive officer as a reward for his performance in 1999.

In addition, in January 1999, the Board approved amendments to stock options that reduced the exercise price of the executive officers' stock options and the number of their outstanding options by 20%. The repricing was approved by the shareholders at their June 15, 1999 meeting. See "Report on Repricing of Options" below for more information about the repricing.

In March 1999, the Board approved a compensation package for Mr. James Askew, the new Chief Executive Officer. The compensation package included a base salary and grant of a stock option that the Board believed necessary to attract Mr. Askew to accept the challenges presented by the Company's business at the time and to reward him for increased value to shareholders. When Mr. Askew resigned in October 1999 to take a position in his native Australia, the Compensation Committee and Mr. Askew agreed that, as Mr. Askew was continuing as director of the Company, he would keep an option to purchase 250,000 shares out of the 333,333 that were vested at the time of his resignation. The balance of the shares under option, i.e. 750,000 shares, were cancelled.

In October 1999, the Compensation Committee approved a compensation package for Mr. Peter Bradford, the successor to Mr. Askew as Chief Executive Officer. The compensation package for Mr. Bradford includes a base salary, reimbursement of relocation expenses and grant of a stock option and was structured to motivate Mr. Bradford to accept the challenges of the Company in the current gold environment, taking into account the recent cost reduction efforts undertaken by the Company.

In November 1999, the Compensation Committee approved a compensation package for the Company's new Chief Financial Officer comprised of a base salary and grant of an incentive stock option.

The base salaries of the other executive officers (Messrs. Bell, Bertoni, Peloquin, Shields and Winters), which had not been increased since December 1996, were reduced in 1999 in response to continuing weak gold prices and to conserve cash. The Board has negotiated with these executive officers of the Company for a reduction in their benefits under their employment, including a reduction in their base salaries that took effect retroactively as of March 1, 1999 (the "Revised employment package"). The Revised employment package provided that these executive officers would received a payment in cash if they were to leave the Company between May and December 1999. In accordance with the Revised employment package, the Company had to disburse $93,333 and $60,000 to Messrs. Bell and Winters, respectively as a result of their resignation in 1999. In addition to the reduction in benefits, the change of control agreements between the Company and the executive officers were terminated in 1999.

Submitted by Ernest Mercier (Chairman), John Sabine and Robert Stone.

Stock Option Plan

The Company's 1997 Stock Option Plan, as amended, (referred to herein as the "Plan") provides to certain key employees, consultants and directors of the Company and its subsidiaries an incentive to maintain and to enhance the long-term performance of the Company through the acquisition of Common Shares pursuant to the exercise of stock options. The Plan consists of two components:
(i) a discretionary component, under which options may be granted to employees, consultants and directors (including non-employee directors), and (ii) a non-discretionary component, under which options are automatically granted, upon appointment or election and on an annual basis, to non-employee directors.

The Plan is currently administered by the Compensation Committee. The Compensation Committee has the authority, subject to the terms of the Plan, to determine when and to whom to make grants under the Plan, the number of shares to be covered by the grants, the terms of options granted and the exercise price of options, and to prescribe, amend and rescind rules and regulations relating to the Plan. Subject to certain other limitations, the maximum number of Common Shares that can be issued under the Plan is 5,600,000.

Under the terms of the non-discretionary component of the Plan, each person who is first elected, appointed or otherwise first becomes a non-employee director will generally be automatically granted an option to purchase 40,000 Common Shares as of the date on which such person first becomes a non-employee director. Upon a non-employee director being re-elected at each successive annual general meeting of the Company, he will generally be automatically granted then an additional option to purchase 10,000 Common Shares. With respect to any non-discretionary option, each option is exercisable for a period of ten years from the date of the grant. Each initial option and annual option vests and becomes fully exercisable on the date of grant and the exercise price of such options may not be less than the fair market value of the Common Shares on the date of the grant. Also see "Election of Directors--Compensation of Directors--Stock Options".

Options granted under the discretionary component of the Plan are exercisable over a period determined by the Board, but not to exceed ten years from the date of grant, and the exercise price of an option may not be less than the fair market value of the Common Shares on the date of grant. In addition, such options may be subject to vesting conditions established by the Board and provided in the option agreement evidencing the grant of such option.

Provision is made in the Plan for interest-free non-recourse loans to employee participants. The loans are secured by a pledge to the Company of the Common Shares acquired through the exercise of an option and are repayable prior to the earliest of the date which is five years from the date of the loan, ten years from the date of grant of the particular option and 30 days after the optionee ceases to be employed by the Company for any reason other than death.

Stock Option Grants

The following table sets forth the options granted to the Named Executive Officers during the last fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR
                      (all $ amounts in Canadian dollars)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Potential Realizable
                                                                                              Value at Assumed Annual Rates of
                                     Individual Grants                                          Stock Price Appreciation for
                                                                                                         Option Term
-------------------------------------------------------------------------------------------------------------------------------
                         Number of          % of Total
                        Securities        Options Granted
                        Underlying        to Employees in    Exercise or
                     Options Granted      Fiscal Year (4)    Base Price       Expiration
     Name                  (#)                                 ($/Sh)            Date              5% ($)          10% ($)
-------------------------------------------------------------------------------------------------------------------------------
Peter Bradford
   Company                  600,000            26.0%             1.34           10/5/09            461,884         1,120,085

-------------------------------------------------------------------------------------------------------------------------------
James Askew
   Company                  250,000 (1)        10.9%             1.80            3/8/09             77,452           351,702
   Guyanor                    5,000              (5)             0.45           6/15/09              1,318             3,174
-------------------------------------------------------------------------------------------------------------------------------
Pierre Gousseland
   Company                   64,000 (2)         2.8% (5)         1.80           6/15/01                  0                 0
                             10,000             0.4% (5)         1.08           6/15/01              4,194             5,656
   Guyanor                   10,000                  (5)         0.45           6/15/09              2,636             6,347
-------------------------------------------------------------------------------------------------------------------------------
Louis Peloquin
   Company                  144,000 (2)         6.3%             1.80                (3)             4,088            56,114
   Guyanor                   10,000             5.5%             0.72           4/21/09                  0             3,647

-------------------------------------------------------------------------------------------------------------------------------
Hilbert Shields
   Company                  120,000 (2)         5.2%             1.80                (3)             3,633            52,510
   Guyanor                   10,000             5.5%             0.72           4/21/09                  0             3,647
-------------------------------------------------------------------------------------------------------------------------------
Carlos Bertoni
   Company                  140,000 (2)         6.1%             1.80                (3)             3,633            52,510
   Guyanor                   10,000             5.5%             0.72           4/21/09                  0             3,647
-------------------------------------------------------------------------------------------------------------------------------
Richard Winters
   Company                  103,024 (2)         4.5%             1.80           7/31/00              4,250            43,782
                             50,000             2.2%             1.65           7/31/00             22,990            77,840
   Guyanor                   10,000             5.5%             0.72        7/31/00 (6)                 0             3,647
-------------------------------------------------------------------------------------------------------------------------------
Gordon Bell
   Company                  256,000 (2)        11.1%             1.80           8/31/01                  0                 0
   Guyanor                   10,000             5.5%             0.72           8/31/01                  0                 0
-------------------------------------------------------------------------------------------------------------------------------

(1) March 8, 1999, the Company granted to Mr. Askew an option to purchase 1,000,000 common shares. As a result of Mr. Askew's resignation on October 31, 1999, the Company and Mr. Askew mutually agreed to reduce the stock option to 250,000.
(2)  This number represents options repriced in 1999.
(3) The expiration dates of each option repriced were not modified. The original expiration dates range between December 2002 and December 2007.
(4) The total number of options taken for the calculation of this column includes the employees' repriced options.
(5) The Company (and not Guyanor) privately granted to Messrs. Askew and Gousseland the Guyanor options.
(6)  Subject to approval by the Board of directors of Guyanor.

Stock Option Exercises and Year-End Option Values

The following table sets forth information concerning the fiscal year-end value of unexercised options held by the Named Executive Officers. There were no exercises of stock options to purchase Common Shares or Class B shares of Guyanor during the fiscal year ended December 31, 1999 by the Named Executive Officers.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

---------------------------------------------------------------------------------------------------------------------------
                          Common Shares                                                          Value of Unexercised
                           Acquired on                         Number of Securities             In-the-money Options at
                            Exercise      Value Realized      Underlying Unexercised            Fiscal Year End (CDN$)
Name                           (#)           (CDN$)         Options at Fiscal Year End                  (2)
                                                            ===============================================================
                                                              Exercisable          Un-          Exercisable         Un-
                                                                               exercisable                       exercisable
---------------------------------------------------------------------------------------------------------------------------
Peter Bradford
       Company               0              N/A               200,000          400,000            4,000          8,000
       Guyanor               0              N/A                     0                0                0              0
---------------------------------------------------------------------------------------------------------------------------
James Askew
       Company               0              N/A               250,000                0                0              0
       Guyanor               0              N/A                 5,000                0                0              0
---------------------------------------------------------------------------------------------------------------------------
Pierre Gousseland
       Company               0              N/A               114,000                0            2,800              0
       Guyanor               0              N/A                90,000                0                0              0
---------------------------------------------------------------------------------------------------------------------------
Louis Peloquin
       Company               0              N/A               144,000 (1)            0                0              0
       Guyanor               0              N/A               120,000                0                0              0
---------------------------------------------------------------------------------------------------------------------------
Hilbert Shields
       Company               0              N/A               120,000 (1)            0                0              0
       Guyanor               0              N/A               118,000                0                0              0
---------------------------------------------------------------------------------------------------------------------------
Carlos Bertoni
       Company               0              N/A               140,000 (1)            0                0              0
       Guyanor               0              N/A               428,000                0                0              0
---------------------------------------------------------------------------------------------------------------------------
Richard Winters
       Company               0              N/A               123,024           30,000                0              0
       Guyanor               0              N/A                68,051                0                0              0
---------------------------------------------------------------------------------------------------------------------------
Gordon Bell
       Company               0              N/A               256,000 (1)            0                0              0
       Guyanor               0              N/A               143,051                0                0              0
---------------------------------------------------------------------------------------------------------------------------

 (1) Upon exercise of options granted prior to March 14, 1995, the holder will, in addition, be entitled to receive one-fifth of one Class B share of Guyanor for each Common Share acquired.
 (2) For all unexercised options held as of December 31, 1999, the aggregate dollar value of the excess of the market value of the shares underlying those options over the exercise price of those unexercised options. On December 31, 1999, the closing price of the Common Shares was CDN$1.36 on the TSE and the closing price of the Guyanor Class B shares was CDN$0.46 on the TSE. On March 1, 2000, the closing price of the Common Shares was CDN$2.00 on the TSE and the closing sale price of the Guyanor Class B shares was CDN$0.70 on the TSE.

Stock Bonus Plan

In December 1992, the Company established an Employees' Stock Bonus Plan (the "Bonus Plan") for any full-time or part-time employee (whether or not a director) of the Company or any of its subsidiaries who has rendered meritorious services that contributed to the success of the Company or any of its subsidiaries. The Bonus Plan is currently administered by the Board and provides that the Board may grant bonus Common Shares on terms that the Board may determine, within the limitations of the Bonus Plan and subject to the rules of applicable regulatory authorities. The maximum number of Common Shares issuable under the Bonus Plan is currently limited to 320,000 Common Shares. In addition, in any calendar year such reservation is limited to 1% of the total number of Common Shares which were issued and outstanding at the end of the preceding fiscal year (with no more than 0.5% being issuable to insiders of the Corporation). See proposed amendments described under "Approval of Amendments to the Employees' Stock Bonus Plan". If the amendments were approved at the meeting, the maximum number of Common Shares issuable under the Bonus Plan would be increased to 900,000 Common Shares.

A total of 161, 007 Common Shares have been issued under the Bonus Plan to date. 24,994 Common Shares were issued in 1999, none of which were issued to a Named Executive Officer.

Report on Repricing of Options

On January 15, 1999, the Board approved a resolution amending certain outstanding stock options held by non-employee directors, executive officers and employees. The amendments to the options provided for (i) a reduction of the exercise price of each repriced option from its original price to Cdn.$1.80 (the closing price of the Common Shares on the Toronto Stock Exchange on January 14,
1999) and (ii) a 20% reduction of the number of shares that can be purchased under each Repriced Option. The other terms of the repriced options were not changed. On March 10, 1999, the Toronto Stock Exchange consented to the amendments of all such options granted to non-employee directors and to executive officers, subject to receiving the approval of disinterested shareholders at the Meeting. The resolution was approved by a majority of the votes cast by the disinterested holders of Common Shares at the June 15, 1999 Annual General Meeting of the shareholders of the Company.

The Board believed that it was important to motivate directors, management and employees to remain with the Company and to provide an incentive for them to provide maximum efforts for the Company and its shareholders. Stock options are an important part of the overall compensation package offered by the Company. In addition, most exploration companies use stock options to attract and retain employees and directors. When stock prices fall, however, the retention and incentive value of the options disappear.

As a result of the decline in the price of gold, the Company has experienced a severe decline in the price of its Common Shares. The Board had carefully considered various factors which it deemed relevant in assessing whether to reprice the options, including market conditions, potential loss of employees, motivation, cost, potential dilution and other related factors. The Board believed that it was in the best interest of the Company and its shareholders to reduce the exercise price of the options to Cdn.$1.80, the market price of the Common Shares at that time. The original exercise price of the options that were repriced ranged between Cdn.$2.76 and Cdn.$24.40. The Company believed that such out-of-the-money or "underwater" stock options have little incentive and retention value.

In exchange for the anticipated lower exercise price, the optionees had to forfeit 20% of their options. The Company believed that the forfeiture of 20% of the Existing Options was an adequate and appropriate consideration for the repricing. It was the Company's first repricing of stock options since its establishment in 1992.

Submitted by Ernest Mercier (Chairman), John Sabine and Robert Stone. Mr. Sabine did not participate in the repricing decision.

The following table sets forth any repricing of options held by any executive officer during the last ten completed fiscal years.

                          TEN-YEAR OPTION REPRICINGS

                                  Number of                                                         New Number of       Length of
                                 Securities       Market Price of    Exercise Price       New        Securities      Original Option
                                 Underlying      Stock at Time of      at Time of       Exercise      Underlying     Term Remaining
                              Options Repriced     Repricing or       Repricing or       Price         Options         at Date of
     Name            Date      or Amended (#)    Amendment (CDN$)   Amendment (CDN$)     (CDN$)          (#)          Repricing or
                                                                                                                        Amendment
 -----------------------------------------------------------------------------------------------------------------------------------
Louis Peloquin     1/15/99            50,000               1.80             13.05         1.80          40,000       4 yrs 5 mths
                                      25,000               1.80             16.20         1.80          20,000       5 yrs 8 mths
                                      40,000               1.80              7.63         1.80          32,000       6 yrs 11 mths
                                      25,000               1.80             18.45         1.80          20,000       7 yrs 11 mths
                                      40,000               1.80              3.40         1.80          32,000       8 yrs 11 mths
Hilbert Shields    1/15/99            25,000               1.80             12.15         1.80          20,000       4 yrs 9 mths
                                      25,000               1.80             16.20         1.80          20,000       5 yrs 8 mths
                                      40,000               1.80              7.63         1.80          32,000       6 yrs 11 mths
                                      25,000               1.80             18.45         1.80          20,000       7 yrs 11 mths
                                      35,000               1.80              3.40         1.80          28,000       8 yrs 11 mths
Carlos Bertoni     1/15/99            25,000               1.80              5.50         1.80          20,000       3 yrs 11 mths
                                      25,000               1.80             12.15         1.80          20,000       4 yrs 9 mths
                                      25,000               1.80             16.20         1.80          20,000       5 yrs 8 mths
                                      40,000               1.80              7.63         1.80          32,000       6 yrs 11 mths
                                      25,000               1.80             18.45         1.80          20,000       7 yrs 11 mths
                                      35,000               1.80              3.40         1.80          28,000       8 yrs 11 mths
Richard Winters    1/15/99            21,780               1.80              9.13         1.80          17,424       6 yrs 7 mths
                                      33,000               1.80              7.63         1.80          26,400       6 yrs 11 mths
                                      34,000               1.80             18.45         1.80          27,200       7 yrs 11 mths
                                      40,000               1.80              3.40         1.80          32,000       8 yrs 11 mths
                                                                                                                         (1)
Gordon Bell        1/15/99            250,000              1.80              6.38         1.80         200,000       6 yrs 10 mths
                                      30,000               1.80             18.45         1.80          24,000       7 yrs 11 mths
                                      40,000               1.80              3.40         1.80          32,000       8 yrs 11 mths
                                                                                                                         (1)

(1) As a result of their resignation in 1999, the expiration date of the repriced options for Messrs. Winters and Bell are July 31, 2000 and August 31, 2001, respectively.


                              LIABILITY INSURANCE

The Company has purchased insurance and has, in addition, agreed to indemnify directors and officers of the Company against all costs, charges and expenses reasonably incurred by them in respect of certain proceedings to which they may be made party by reason of their status as a director or officer of the Company. The indemnification is extended to directors and officers provided that they have acted honestly and in good faith with a view to the best interests of the Company and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, on the condition that the director or officer had reasonable grounds for believing his conduct was lawful. The amount of the premium paid in respect of directors and officers as a group was $131,944; the policy coverage is $5,000,000 per claim and in aggregate in any policy year. Expenses for the Company per claim not covered by the policy ranges between nil and $250,000.

                    INDEBTEDNESS OF DIRECTORS AND OFFICERS

There was no indebtedness outstanding at April 1, 2000 in connection with a purchase of securities of the Company by directors, officers and employees of the Company or any of its subsidiaries. The following table sets forth information with respect to indebtedness incurred by any director or officer of the Company in connection with an acquisition by such officer or director of Common Shares. The loan indicated was granted pursuant to the Company's 1997 Stock Option Plan. See "Stock Option Plan" for a description of the terms of the loans.

            TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS UNDER SECURITIES PURCHASE PROGRAMS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Financially Assisted
                                              Largest Amount             Amount           Securities Purchases
                                            Outstanding During      Outstanding as             During the
                       Involvement of       the Financial Year             at                Financial Year
      Name and           Issuer or         Ended Dec. 31, 1999       April 1, 2000               Ended              Security for
 Principal Position     Subsidiary               (CDN$)                  (CDN$)             Dec. 31, 1999 (#)       Indebtedness
------------------------------------------------------------------------------------------------------------------------------------
Richard Winters           Lender                 102,439                   0                         0              Common
Vice President,                                                                                                     Shares
Corporate
Development
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Winters surrendered his 11,220 common shares for cancellation and the loan was forgiven as of April 5, 1999.

At April 1, 2000, the total amount of indebtedness outstanding to the Company which was entered into other than in connection with a purchase of securities of the Company by directors, officers and employees of the Company or any of its subsidiaries was $16,929. The following table sets forth information with respect to such indebtedness incurred by any director or officer of the Company.

  TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS
                 OTHER THAN UNDER SECURITIES PURCHASE PROGRAMS

------------------------------------------------------------------------------------------------------------------------------
                                                                          Largest Amount
                                                                      Outstanding During the
                                                                      Financial Year Ended           Amount Outstanding as at
                                         Involvement of issuer or       December 31, 1999                 April 1, 2000
     Name and Principal Position                Subsidiary                    (US$)                           (US$)
------------------------------------------------------------------------------------------------------------------------------
Louis Peloquin (1)                                Lender                     16,860                            16,965
Vice President, General Counsel and
Secretary
------------------------------------------------------------------------------------------------------------------------------
David Fagin (2)                                   Lender                     667,699                             0
Director
------------------------------------------------------------------------------------------------------------------------------

(1) The loan to Mr. Peloquin was made for the purpose of purchasing a residence at the time of his relocation to Denver, Colorado. The loan bears interest at the prime rate.

(2) The loan to Mr. Fagin was made when he was an employee of the Company in connection with different exercises of options under the Plan. Mr. Fagin ceased to be an employee on December 31, 1997 and the loan became due 30 days later in accordance with the Plan. The Board granted him an extension for the repayment of the loan. The loan was to be repayable in eight consecutive monthly installments starting July 1, 1999. In exchange for an earlier repayment of the loan, the Company agreed to reduce the loan by approximately $30,652. Mr. Fagin paid the Company $637,047 on May 11, 1999 to fully discharge the loan.

                               PERFORMANCE GRAPH

The following graph shows the cumulative total shareholder return on the Common Shares for the fiscal years ended December 31, 1995 through 1999, together with the total shareholder return of the TSE 300 Total Return Index and the TSE Gold and Precious Metals Index. The graph assumes an initial investment of US$100 at December 31, 1994 and is based on the trading prices of the Common Shares on the Toronto Stock Exchange for the dates indicated. Because the Company did not pay dividends on its Common Shares during the measurement period, the calculation of the cumulative total shareholder return on the Common Shares does not include dividends.


                       [PERFORMANCE GRAPH APPEARS HERE]


---------------------------------------------------------------------------------------------------------------------------
                                        12/31/94      12/31/95       12/31/96       12/31/97      12/31/98      12/31/99
---------------------------------------------------------------------------------------------------------------------------
Golden Star Resources Ltd.
Dollar Value                               100           42.92        106.87           42.92          9.18          8.05
Annual Return                                           -57.08%         6.87%         -70.40%       -90.82%       -91.95%
---------------------------------------------------------------------------------------------------------------------------
TSE 300 Total Return Index
Dollar Value                               100          109.07        137.15          155.03        150.09        194.70
Annual Return                                             9.07%        37.15%          55.03%        50.09%        94.70%
---------------------------------------------------------------------------------------------------------------------------
TSE Gold and Precious Metals Index
Dollar Value                               100           97.33        105.64           59.62         55.35         66.29
Annual Return                                            -2.67%         5.64%         -40.38%       -44.65%       -33.71%
---------------------------------------------------------------------------------------------------------------------------


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors and officers of the Company are and may continue to be involved in the mining and mineral exploration industry through their direct and indirect participation in corporations, partnerships or joint ventures, which are potential competitors. Situations may arise in connection with potential acquisitions and investments where the other interests of these directors and officers may conflict with the interests of the Company. As required by law, each of the directors of the Company is required to disclose any potential conflict of interest and to act honestly, in good faith and in the best interests of the Company.

When the Company acquired a 70% interest in Bogoso Gold Limited ("BGL") in September 1999, Mr. Peter Bradford, our current President and Chief Executive Officer of the Company, was Managing Director of Anvil Mining NL ("Anvil"). Anvil acquired a 20% interest in BGL. After joining the Company, Mr. Bradford continues to serve as a director on the Board of Anvil Mining NL.

Except as otherwise disclosed herein, no insider of the Company, nor any associate or affiliate of an insider, has had any material interest in any transaction or proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries, nor has any director of the Company been involved, directly or indirectly, in any business or professional relationship with the Company in connection with the provision by the director or the Company of property, services or financing to the other since January 1, 1999.


                            APPOINTMENT OF AUDITOR

The persons named in the enclosed proxy form intend to vote for the re-appointment of PricewaterhouseCoopers LLP, Chartered Accountants (a firm formed by the merger of PriceWaterhouse and Coopers & Lybrand) as auditor of the Company to hold office until the next annual general meeting of shareholders and to authorize the directors of the Company to fix the auditor's remuneration. PricewaterhouseCoopers (then Coopers & Lybrand) was first appointed the auditor of the Company on May 16, 1992.

A representative of the firm of PricewaterhouseCoopers will be present at the Meeting, will have an opportunity to make a statement if desired and will be available to answer any questions shareholders may have with respect to the financial statements of the Company for the fiscal year ended December 31, 1999.


       APPROVAL OF THE AMENDED AND RESTATED EMPLOYEES' STOCK BONUS PLAN

On April 6, 2000, the Board of Directors of the Company approved an amended and restated Employees' Stock Bonus Plan (the "Bonus Plan"), subject to necessary shareholder and regulatory approvals. In accordance with the terms of the Bonus Plan and regulatory and statutory requirements, the shareholders will be asked, at the Meeting, to approve the Bonus Plan, the full text of which is set forth in Exhibit A to this Management Information Circular. If approved by the shareholders, the Bonus Plan will be retroactively effective as of April 6, 2000.

A summary of the amendments is set forth below. This summary is not complete and is qualified in its entirety by the terms of the amended and restated Employees' Stock Bonus Plan attached hereto as Exhibit A.

The principal purpose of the amendments to the Bonus Plan is to increase the maximum number of Common Shares issuable under the Bonus Plan from 320,000 to 900,000 Common Shares (excluding Common Shares issued under the Bonus Plan prior to April 6, 2000). The Board also approved an amendment to the maximum number of Common Shares that may be issued under the Bonus Plan in any calendar year from 1% to 2% of the total number of outstanding shares at the end of the preceding fiscal year. In addition, the Board approved an amendment to the maximum number of Common Shares issuable under the Bonus Plan to any one insider in any calendar year from than 0.5% to 1%. The total number of Common Shares issuable within any one-year period to all insiders of the Company pursuant to the Bonus Plan and pursuant to the exercise of vested options granted under other share compensation arrangements of the Corporation remains unchanged at 10% of total number of outstanding shares at the end of the preceding fiscal year. Other minor changes were made as a result of changes in U.S. securities laws.

The TSE requires the amendments to the Bonus Plan to be approved by a majority of the votes cast at the shareholders' meeting on this resolution, excluding the votes attaching to Common shares beneficially owned by insiders of the Company to whom shares are issuable pursuant to the Bonus Plan and by their associates. To the Company's knowledge at the date hereof, 55,212 votes will not be counted for the purpose of determining whether the required level of shareholder approval of the amendments to the Bonus Plan has been obtained.

                              1999 ANNUAL REPORT

The Annual Report for the fiscal year ended December 31, 1999 accompanies this Management Proxy Circular. The consolidated financial statements of the Company, the accompanying notes and report of the independent auditors, the selected financial data for each of the years ended December 31, 1999, 1998 and 1997 and management's discussion and analysis of the Company's financial condition and results of operations are included in the Annual Report.


                          2001 SHAREHOLDER PROPOSALS

To be eligible for inclusion in the Company's proxy statement, shareholder proposals for the year 2001 Annual Meeting of Shareholders must be received at the Company's corporate office, 1660 Lincoln Street, Suite 3000, Denver, Colorado 80264, Attention: Corporate Secretary, on or before January 1, 2001.


                                 OTHER MATTERS

Management of the Company is not aware of any other matters to come before the Meeting other than as set forth in the Notice of the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote the shares represented thereby in accordance with their best judgment on such matter.


                              DIRECTORS' APPROVAL

The contents and the sending of this circular to holders of the Common Shares, to each director of the Company, to the auditors of the Company and to the appropriate regulatory authorities have been approved by the directors of the Company. This circular contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.


Dated at Denver, Colorado, this 10th day of April 2000.



                                        GOLDEN STAR RESOURCES LTD.

                                        /s/ Louis O. Peloquin
                                        Vice President, General Counsel and
                                        Secretary

                                   EXHIBIT A

               AMENDED AND RESTATED EMPLOYEES' STOCK BONUS PLAN
                         OF GOLDEN STAR RESOURCES LTD.

(as approved by the Board of Directors of Golden Star Resources Ltd. on April 6,
                                     2000,
          subject to necessary regulatory and shareholder approvals -
      to have effect as of April 6, 2000, upon receipt of such approvals)

1.   Purpose

1.1 The purpose of the Employees' Stock Bonus Plan (the "Plan") is to establish a plan to advance the interests of Golden Star Resources Ltd. (the "Corporation") by providing an incentive to, and encouraging equity participation in the Corporation by, selected key employees of the Corporation or subsidiaries of the Corporation through the grant of common shares without par value ("Shares") in the Corporation.

2.   Administration of the Plan

2.1 The Plan will be administered by a specifically designated independent committee (currently the Compensation and Corporate Governance Committee) ("Independent Committee") of the Board of Directors of the Corporation (the "Board of Directors"). The Independent Committee is authorized to do, or cause to be done, all necessary things and formalities in connection with the issuance of Shares under the Plan. The Independent Committee shall consist of such two or more directors of the Corporation as the Board of Directors may designate from time to time, who shall all be and remain directors of the Corporation. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), as amended ("Rule 16b-3"), each member of the Independent Committee shall be intended to be a "non-employee director" within the meaning of Rule 16b-3. The Independent Committee is authorized to interpret the Plan and may from time to time amend or rescind rules and regulations required for carrying out the Plan. Any such interpretation or construction of any provision of the Plan shall be final and conclusive. The Corporation shall pay all administrative costs of the Plan. No member of the Independent Committee shall be liable for any action or determination made in good faith with respect to the Plan or any stock bonuses granted under it.

3.   Participation

3.1 Where the Independent Committee in its discretion decides that any full-time or part-time employee (whether or not a Director) of the Corporation or any of its subsidiaries has rendered meritorious services which contributed to the success of the Corporation or any of its subsidiaries, the Independent Committee shall have the right in its sole and absolute discretion to cause the Corporation to issue shares pursuant to the Plan to such employee. The Independent Committee may, at its discretion, required such employee to enter into an agreement with the Corporation, on any terms and conditions, subject to any provisos and restrictions, and for such cash consideration, if any, as the Independent Committee may determine for the issuance of any number of Shares (subject to section 3.2) to any such employee. No Shares shall be issued pursuant to the Stock Bonus Plan unless the employee has entered into such an agreement with the Corporation at the direction of the Independent Committee.

3.2 The maximum number of Shares that may be issued under the Plan shall be 900,000 Shares (excluding Shares issued under the Plan prior to April 6,
     2000). Such maximum number of Shares shall be appropriately adjusted in the event of any subdivision or consolidation of the Shares. The maximum number of Shares that may be issued under the Plan in any calendar year shall not exceed in the aggregate 2% of the total number of outstanding Shares on December 31 of the immediately preceding calendar year, provided that each issuance of Shares under the Plan shall not cause the following limitations to be exceeded:

     (a) the maximum number of Shares issuable under the Plan in any calendar year to any one Insider of the Corporation shall not exceed in the aggregate 1% of the total number of outstanding Shares on December 31 of the immediately preceding calendar year;

     (b) the total number of Shares issuable within any one-year period to all Insiders of the Corporation pursuant to the Plan and pursuant to the exercise of vested options granted under other share compensation arrangements of the Corporation shall not exceed 10% of the Outstanding Issue (as defined below); and

     (c) the total number of Shares issuable within any one-year period to an employee under the Plan and, if applicable, such employee's "associates" (as defined under the Securities Act (Ontario)) pursuant to the Plan and pursuant to the exercise of vested options granted under other share compensation arrangements of the Corporation shall not exceed 5% of the Outstanding Issue.

     "Insiders" has the meaning set forth in The Toronto Stock Exchange's policy issued March 22, 1994 entitled "Employee Stock Option and Stock Purchase Plans, Options for Services and Related Matters". "Outstanding Issue", for the purposes of the Plan, is determined on the basis of the number of Shares that are outstanding immediately prior to the Share issuance or option grant in question, excluding Shares issued pursuant to the Plan or the Corporation's other share compensation arrangements over the preceding one-year period.

4.   Employment

4.1 Nothing contained in the Plan shall confer upon any employee any right with respect to employment or continuance of employment with the Corporation or any of its subsidiaries, or interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the employee's employment at any time.

5.   Securities Regulation and Tax Withholding

5.1 Where necessary to effect exemption from registration or distribution of the Shares under securities laws applicable to the securities of the Corporation, the Board of Directors and the Independent Committee may take such action or require such action or agreement by such employee as may from time to time be necessary to comply with applicable securities laws. This provision shall in no way obligate the Corporation to undertake the registration or qualification of any Shares under any securities laws applicable to the securities of the Corporation.

5.2 The Board of Directors and the Corporation may take all such measures as they deem appropriate to ensure that the Corporation's obligations under the withholding provisions under income tax laws applicable to the Corporation and other provisions of applicable laws are satisfied with respect to the issuance of Shares pursuant to the Plan.

5.3 Issuance, transfer or delivery of certificates for Shares purchased or received pursuant to the Plan may be delayed, at the discretion of the Independent Committee, until the Independent Committee is satisfied that the applicable requirements of securities and income tax laws have been met.

6.   Amendment of the Plan

6.1 The Board of Directors reserves the right to amend or terminate the Plan at any time if and when it is advisable in the absolute discretion of the Board of Directors, provided, however, that no such amendment or termination shall adversely affect any outstanding Shares granted under the Plan. In addition, any amendment of the Plan which would materially increase the benefits accruing to participants under the Plan or materially increase the number of securities which may be issued under the Plan or materially modify the requirements as to eligibility for participation in the Plan will be effective only upon the approval of the shareholders of the Corporation. Any material amendment to the Plan shall also be subject to any necessary approvals of any stock exchange or regulatory body having jurisdiction over the securities of the Corporation

7.   No Representation or Warranty

7.1 The Corporation makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

8.   Necessary Approvals

8.1 The obligation of the Corporation to issue and delivery any Shares in accordance with the Plan is also subject to any necessary approval of any regulatory authority having jurisdiction over the securities of the Corporation. If any Shares cannot be issued to an employee for whatever reason, the obligation of the Corporation, if any, to issue such Shares shall terminate.

                          GOLDEN STAR RESOURCES LTD.
       ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS - May 18, 2000
                                     PROXY
           THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION

The undersigned holder of common shares in the capital stock of Golden Star Resources Ltd. (the "Company") hereby nominates and appoints Robert R. Stone, Chairman of the Board of the Company, or failing him, Peter J. Bradford, President and Chief Executive Officer of the Company, or instead of them or any of them, ________________________________, as the proxy of the undersigned to attend, act and vote in respect of all common shares registered in the name of the undersigned at the Annual Meeting of shareholders of the Company to be held at 11:00 a.m. on Thursday, May 18, 2000 at the Toronto Hilton Hotel, 145 Richmond Street W., Toronto, Canada, and at any and all adjournments thereof. Without limiting the general powers hereby conferred, the said proxy is directed to vote as follows upon the following matters:



1. To elect the following persons as directors of the Company:

   James E. Askew         For  ____   Withhold  ____

   David K. Fagin         For  ____   Withhold  ____

   Ian MacGregor          For  ____   Withhold  ____

   Ernest C. Mercier      For  ____   Withhold  ____

   Robert R. Stone        For  ____   Withhold  ____


2. To appoint PricewaterhouseCoopers as the auditor of the Company and to authorize the Board of Directors to fix the auditor's remuneration:

                          For  ____   Withhold  ____


3. To approve, ratify and confirm the Company's Amended and restated Employees Stock Bonus Plan, as set forth in Exhibit A to the accompanying Management Proxy Circular:

                          For  ____   Against  ____  Abstain  ____




The undersigned hereby revokes any instrument of proxy heretofore given with reference to the said meeting or any adjournment thereof.

The proxyholder may in his discretion vote with respect to amendments or variations to matters identified in the Notice of Meeting or to other matters which may properly come before the meeting or any adjournment thereof.


DATED this ___________ day of ___________________________, 2000.



__________________________    ____________________________________________
Signature                     Name of shareholder (Please Print)
                              ____________________________________________
                              ____________________________________________
                              Address


                      (PLEASE SEE NOTES ON REVERSE SIDE)

NOTES

1. The shares represented by this proxy will be voted in accordance with the instructions given herein. IF NO CHOICE IS SPECIFIED HEREIN, OR IF ANY INSTRUCTIONS GIVEN ARE NOT CLEAR, THE SHARES SHALL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE, ALL IN THE SAME MANNER AND TO THE SAME EXTENT AS THE SHAREHOLDER COULD DO IF THE SHAREHOLDER WERE PERSONALLY PRESENT AT THE MEETING.

2. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN THE PERSON DESIGNATED IN THIS PROXY TO ATTEND AND ACT FOR THE SHAREHOLDER AND ON THE SHAREHOLDER'S BEHALF AT THE MEETING. Such right may be exercised by printing in the space provided the name of the person to be appointed, in which case only the person so named may vote the shares at the meeting.

3. This proxy will not be valid unless it is dated and signed by the shareholder or the shareholder's attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and ceases to be valid one year from its date. If the proxy is executed by an attorney for an individual shareholder or by an officer or an attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the proxy instrument.

4. To be effective, the instrument of proxy must be received by 5:00 p.m. (Toronto time) on Tuesday, May 16, 2000 at the address set forth in the accompanying return envelope (Attention: Proxy Department, The CIBC Mellon Trust Company, P.O. Box 12005 STN. BRM B, Toronto, Ontario M7Y 2K5).